Castle Tandem Fund (TANDX)

(the “Fund”)

A series of PFS Funds

Supplement dated September 17, 2025

to the Fund’s Prospectus and Statement of Additional Information dated November 1, 2024

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Important Notice Regarding the Adviser

At a meeting held on September 11, 2025, the Board of Trustees (the “Board”) of the PFS Funds (the “Trust”) approved a new investment advisory agreement which would appoint Tandem Investment Advisors, Inc. (“Tandem”) as the new investment adviser to the Castle Tandem Fund (the “Fund”) subject to approval by the Fund’s shareholders. The Fund’s current investment adviser is Castle Investment Management, LLC (“Castle”) and Tandem is the Fund’s current investment sub-adviser. Castle informed the Board that for internal business reasons it was not willing to continue to serve as investment adviser to the Fund on a long-term basis and recommended to the Board that it select Tandem as the new investment adviser for the Fund.

If shareholders vote to approve the Trust’s new investment advisory agreement with Tandem, the Fund’s name also will be changed to “Tandem Fund.” There will no longer be an investment sub-adviser for the Fund. Additionally, the Board approved Tandem’s proposed reduction in the investment management fee to an annual rate of 0.75% of the average daily net assets as compared to the current rate of 1.00% and which, in connection with proposed fee waivers by Tandem, is expected to result in an overall net fee that is significantly less (0.66% vs 1.01%) than the Fund’s current overall net fee. There are no other changes that will affect the Fund - the portfolio managers, investment objective, principal strategies and principal risks will remain the same.

A proxy statement providing additional information about the new investment advisory agreement with Tandem and soliciting the approval of shareholders will be mailed to shareholders on or about October 10, 2025. If approved by shareholders, on or about November 11, 2025, Tandem is expected to become the new investment adviser of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE